UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation	Number)	Identification No.)

6900 E. Camelback Road, Suite 240, Scottsdale, AZ 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 8, 2021, Cerberus Cyber Sentinel Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) by and among the Company, RED74 Merger Sub, LLC, a New Jersey limited liability company and a wholly owned subsidiary of Cerberus (“Merger Sub”), RED74 LLC, a New Jersey Limited Liability Corporation (“RED74”), Ticato Holdings, Inc. (“Ticato”), a New Jersey Corporation, and Tim Coleman as sole shareholder of Ticato. Tim Coleman and Ticato are the sole shareholders of RED74 (“Coleman” or “Shareholders”). Pursuant to the Agreement, at the Effective Time, and in accordance with the New Jersey Revised Uniform Limited Liability Company Act (the “LLCA”) and the New Jersey Business Corporation Act (the “BCA”), Merger Sub was merged with and into RED74. As a result of the Merger, the separate existence of Merger Sub ceased and RED74 will continue as the entity surviving the Merger. The Company and Merger Sub filed a certificate of merger (the “Certificate of Merger”) with the Secretary of State of New Jersey in accordance with the relevant provisions of the BCA and LLCA and made all other filings or recordings required by the BCA and LLCA. The merger became effective at such time as the Certificate of Merger was accepted by the Secretary of State of New Jersey, or November 9, 2021 (the “Effective Time”). All issued and outstanding shares of RED74 issued and outstanding immediately prior to the Effective Time were converted into the right to receive an aggregate of 340,000 shares of the Company’s common stock, par value $0.00001, and $50,000 in cash.

RED74 provides secured managed services and key IT security management expertise to small-to-midmarket businesses in New Jersey. Its focus is primarily on clients within two industry verticals: financial services and distribution/warehouse management. RED74 offers strategic solutions that address the specific needs of these smaller enterprises made possible by their experienced and personable staff and industry-leading technology processes. Its experienced staff members are well-versed in either partial or total secured managed solutions for businesses. RED74 has a single office location in Pennington, New Jersey and supports clients in New Jersey, Manhattan and Eastern Pennsylvania.

The foregoing description does not purport to describe all of the terms and provisions of the Agreement and Plan of Merger, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The shares of the Company’s common stock issued to the Shareholder described under Item 1.01 above were not registered under the Securities Act of 1933, as amended, in reliance upon an exemption from registration under Section 4(a)(2) thereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Agreement and Plan of Merger by and among Cerberus Cyber Sentinel Corporation, RED74 Merger Sub, LLC, RED74 LLC, Ticato Holdings, Inc. and Tim Coleman dated October 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ Deb Smith
Deb Smith
Chief Financial Officer (Principal Accounting Officer)

November 15, 2021

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